                                                                    EXHIBIT 99.1

                    go.com Unaudited Pro Forma Worksheet(1)
                                 (in millions)


                                                                      FY98
                                   -------------------------------------------------------------------------
                                       Q1              Q2               Q3            Q4             Total
                                   --------      ----------      -----------    ----------      ------------
Internet revenues
 Media                                $  24           $  26            $  27         $  31           $   108
 Commerce                                 4               6                6             7                23
                                      -----           -----            -----         -----           -------
Total Internet revenues                  28              32               33            38               131
Catalog revenues                         75              42               36            39               192
                                      -----           -----            -----         -----           -------
Total revenues                          103              74               69            77               323
Costs and expenses                     (114)            (96)             (90)         (113)             (413)
Depreciation and amortization (2)      (236)           (236)            (237)         (237)             (946)
                                      -----           -----            -----         -----           -------
Total costs and expenses               (350)           (332)            (327)         (350)           (1,359)
                                      -----           -----            -----         -----
Operating loss                         (247)           (258)            (258)         (273)           (1,036)
Corporate and other activities           (2)             (1)              (2)           (2)               (7)
Net interest expense
Loss before taxes                      (249)           (259)            (260)         (275)           (1,043)
Income taxes                             12              13               13            14                52
Minority interests
Net loss                              $(237)          $(246)           $(247)        $(261)          $  (991)
                                      =====           =====            =====         =====           =======


                                                                          FY99
                                   --------------------------------------------------------------------------
                                      Q1              Q2               Q3            Q4              Total
                                   --------      ----------        ---------     ---------       ------------
Internet revenues
 Media                                $  42           $  35            $  41         $  44           $   162
 Commerce                                 8               9                9            12                38
                                      -----           -----            -----         -----           -------
Total Internet revenues                  50              44               50            56               200
Catalog revenues                         62              27               28            31               148
                                      -----           -----            -----         -----           -------
Total revenues                          112              71               78            87               348
Costs and expenses                     (136)           (120)            (120)         (166)             (542)
Depreciation and amortization (1)      (237)           (237)            (241)         (241)             (956)
                                      -----           -----            -----         -----           -------
Total costs and expenses               (373)           (357)            (361)         (407)           (1,498)
                                      -----           -----            -----         -----           -------
Operating loss                         (261)           (286)            (283)         (320)           (1,150)
Corporate and other activities           (2)             (2)              (1)           (2)               (7)
Net interest expense                     (1)             (1)              (2)           (2)               (6)
                                      -----           -----            -----         -----           -------
Loss before taxes                      (264)           (289)            (286)         (324)           (1,163)
Income taxes                             19              21               20            41               101
Minority interests                        1                                              2                 3
                                      -----           -----            -----         -----           -------
Net loss                              $(244)          $(268)           $(266)        $(281)          $(1,059)
                                      =====           =====            =====         =====           =======


(1) The accompanying go.com unaudited pro forma worksheet reflects the historical unaudited financial statements of Disney's existing Internet business and the historical unaudited consolidated financial statements of Infoseek Corporation ("Infoseek"), combined and adjusted to give effect to Disney's acquisition of the approximately 58% of Infoseek common stock that it did not already own through the merger and issuance of go.com Common Stock more fully described in the joint proxy statement/prospectus of Disney and Infoseek filed on September 30, 1999.

(2) Including amortization of intangible assets.